SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



         Date of report (Date of earliest event reported)      March 3, 1997
                                                         -----------------------



                                OrthoLogic Corp.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



            0-21214                                      86-0585310
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    (Commission File Number)                (I.R.S. Employer Identification No.)



   2850 South 36th Street, Phoenix, Arizona                 85034
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   (Address of Principal Executive Offices)               (Zip Code)


                                 (602) 437-5520
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              (Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets.

         On March 3, 1997, OrthoLogic Corp., a Delaware corporation ("OrthoLogic"), through Toronto Medical Orthopaedics Ltd., a Canada corporation and its wholly-owned subsidiary, consummated its acquisition of substantially all of the assets and business and assumed substantially all of the liabilities of Toronto Medical Corp., an Ontario corporation ("Toronto"), pursuant to a Purchase and Sale Agreement (the "Agreement") dated as of December 30, 1996, as amended, which is filed as an exhibit to this report. As contemplated by the Agreement, OrthoLogic contemporaneously acquired the assets and assumed certain liabilities of Toronto's United States subsidiaries. OrthoLogic paid an aggregate purchase price of approximately $4,000,000 in cash plus assumed liabilities from existing corporate resources.

         The acquisition transaction was negotiated at arm's length between OrthoLogic and Toronto. Prior to the acquisition, none of the directors, officers or associates of Toronto, or their affiliates, were or are affiliated with OrthoLogic, its affiliates, its directors and officers and their associates. OrthoLogic is accounting for the acquisition of Toronto as a purchase. OrthoLogic is in the process of evaluating the current status and future integration of the operations, personnel and facilities of Toronto, and is planning on closing certain facilities and terminating or relocating certain employees. The costs related to these activities have not been estimated. Accordingly, OrthoLogic cannot determine or allocate the total purchase price at this time.

         Toronto's  principal  business  is  the  manufacturing,  marketing  and
distribution  of  orthopaedic  rehabilitation  products,   including  continuous
passive motion ("CPM") devices.

Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
         (b)      Pro forma Financial Information.

         At the time of filing this report on Form 8-K, it is impracticable to provide the financial statements and pro forma financial information required by
Item 7 of Form 8-K. The required financial statements and pro forma financial information will be filed as soon as practicable, but no later than 60 days after this report on Form 8-K must be filed.

         (c) Exhibits. See the Exhibit Index, which is incorporated herein by reference, immediately following the Signature page to this Report.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ORTHOLOGIC CORP.



March 17, 1997                                       By /s/ Allen R. Dunaway
                                                       -----------------------
                                                     Allen R. Dunaway
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                                                        Sequentially
   Exhibit No.                            Description of Exhibit                        Paginated No.
------------------     ----------------------------------------------------------   ---------------------
       2.1             Purchase and Sale Agreement dated as of  December 30, 1996 by and among OrthoLogic Corp., a Delaware  corporation and
                       Toronto Medical Corp., an Ontario corporation.............

       2.2             Amendment to Purchase and Sale Agreement dated as of
                       January 13, 1997 by and among OrthoLogic Corp., a
                       Delaware corporation and Toronto Medical Corp., an Ontario corporation...............................................

       2.3             Second Amendment to Purchase and  Sale Agreement dated  as of March 1, 1997 by and among OrthoLogic Corp., a
                       Delaware corporation and Toronto Medical Corp., an Ontario corporation...............................................

       2.4             Assignment  of Purchase  and  Sale  Agreement  dated as of
                       March 1, 1997 by and  among  OrthoLogic  Corp., a Delaware corporation,  Toronto  Medical Orthopaedics Ltd., a Canada
                       corporation   and  Toronto   Medical  Corp.,   an  Ontario
                       corporation...............................................

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